UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2018 (June 14, 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 14, 2018, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. through which the Company conducts its business, entered into a separation and general release agreement with Mitchell E. Rudin (the “Separation Agreement”), pursuant to which Mr. Rudin’s employment with the Company was terminated, effective as of June 5, 2018.  Under the terms of the Separation Agreement, Mr. Rudin will receive the following separation payments:

•                                          Accrued but unpaid base salary through June 5, 2018;

•                                          A lump sum cash payment of $2,558,082.19;

•                                          Payment of unreimbursed expenses incurred by Mr. Rudin prior to termination, in the amount of $50,000 in the aggregate; and

•                                          COBRA payments for up to 18 months after termination, in an amount equal to approximately $34,047.

The Separation Agreement reflects that, as previously disclosed, certain equity awards previously issued to Mr. Rudin, including 66,667 time-vesting options, 6,750 restricted stock units and 56,325.82 performance share units, vested in full as of June 5, 2018, in accordance with their terms.  Pursuant to the Separation Agreement, other than the equity awards that were fully vested as of June 5, 2018, as set forth in the Separation Agreement, all other equity awards granted to Mr. Rudin, including 32,311 Long-Term Incentive Plan Units (“LTIP Units”) subject to time-based vesting and 175,127 LTIP Units subject to performance-based vesting, expired and were immediately forfeited and canceled, effective as of June 5, 2018.

The Separation Agreement contains customary releases of claims, non-disparagement and standstill provisions.  A copy of the Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Company’s press release announcing Mr. Rudin’s departure is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1	Separation and General Release Agreement, dated as of June 14, 2018, by and between Mack-Cali Realty Corporation and Mitchell E. Rudin.

99.1	Press Release of Mack-Cali Realty Corporation dated June 15, 2018.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Separation and General Release Agreement, dated as of June 14, 2018, by and between Mack-Cali Realty Corporation and Mitchell E. Rudin

99.1	Press Release of Mack-Cali Realty Corporation dated June 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 15, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 15, 2018		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary